Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	1Q'20 vs. 1Q'19
EARNINGS
Net interest income	$3,890	$4,029	$4,389	$4,155	$4,226	$(336)	(8.0)%
Retailer share arrangements	(926)	(1,029)	(1,016)	(859)	(954)	28	(2.9)%
Provision for credit losses	1,677	1,104	1,019	1,198	859	818	95.2%
Net interest income, after retailer share arrangements and provision for credit losses	1,287	1,896	2,354	2,098	2,413	(1,126)	(46.7)%
Other income	97	104	85	90	92	5	5.4%
Other expense	1,002	1,079	1,064	1,059	1,043	(41)	(3.9)%
Earnings before provision for income taxes	382	921	1,375	1,129	1,462	(1,080)	(73.9)%
Provision for income taxes	96	190	319	276	355	(259)	(73.0)%
Net earnings	$286	$731	$1,056	$853	$1,107	$(821)	(74.2)%
Net earnings available to common stockholders	$275	$731	$1,056	$853	$1,107	$(832)	(75.2)%

COMMON SHARE STATISTICS
Basic EPS	$0.45	$1.15	$1.60	$1.25	$1.57	$(1.12)	(71.3)%
Diluted EPS	$0.45	$1.15	$1.60	$1.24	$1.56	$(1.11)	(71.2)%
Dividend declared per share	$0.22	$0.22	$0.22	$0.21	$0.21	$0.01	4.8%
Common stock price	$16.09	$36.01	$34.09	$34.67	$31.90	$(15.81)	(49.6)%
Book value per share	$19.27	$23.31	$23.13	$22.03	$21.35	$(2.08)	(9.7)%
Tangible common equity per share(1)	$15.35	$19.50	$19.68	$18.60	$17.96	$(2.61)	(14.5)%

Beginning common shares outstanding	615.9	653.7	668.9	688.8	718.8	(102.9)	(14.3)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	0.9	0.6	0.4	1.2	0.9	—	—%
Shares repurchased	(33.6)	(38.4)	(15.6)	(21.1)	(30.9)	(2.7)	8.7%
Ending common shares outstanding	583.2	615.9	653.7	668.9	688.8	(105.6)	(15.3)%

Weighted average common shares outstanding	604.9	633.7	658.3	683.6	706.3	(101.4)	(14.4)%
Weighted average common shares outstanding (fully diluted)	607.4	637.7	661.7	686.5	708.9	(101.5)	(14.3)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	1Q'20 vs. 1Q'19
PERFORMANCE METRICS
Return on assets(1)	1.1%	2.7%	3.9%	3.3%	4.3%		(3.2)%
Return on equity(2)	9.1%	19.0%	28.3%	23.1%	30.4%		(21.3)%
Return on tangible common equity(3)	11.6%	23.0%	33.4%	27.4%	35.8%		(24.2)%
Net interest margin(4)	15.15%	15.01%	16.29%	15.75%	16.08%		(0.93)%
Efficiency ratio(5)	32.7%	34.8%	30.8%	31.3%	31.0%		1.7%
Other expense as a % of average loan receivables, including held for sale	4.77%	5.01%	4.66%	4.78%	4.71%		0.06%
Effective income tax rate	25.1%	20.6%	23.2%	24.4%	24.3%		0.8%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.36%	5.15%	5.35%	6.01%	6.06%		(0.70)%
30+ days past due as a % of period-end loan receivables(6)	4.24%	4.44%	4.47%	4.43%	4.92%		(0.68)%
90+ days past due as a % of period-end loan receivables(6)	2.10%	2.15%	2.07%	2.16%	2.51%		(0.41)%
Net charge-offs	$1,125	$1,109	$1,221	$1,331	$1,344	$(219)	(16.3)%
Loan receivables delinquent over 30 days(6)	$3,500	$3,874	$3,723	$3,625	$3,957	$(457)	(11.5)%
Loan receivables delinquent over 90 days(6)	$1,735	$1,877	$1,723	$1,768	$2,019	$(284)	(14.1)%

Allowance for credit losses (period-end)	$9,175	$5,602	$5,607	$5,809	$5,942	$3,233	54.4%
Allowance coverage ratio(7)	11.13%	6.42%	6.74%	7.10%	7.39%		3.74%

BUSINESS METRICS
Purchase volume(8)(9)	$32,042	$40,212	$38,395	$38,291	$32,513	$(471)	(1.4)%
Period-end loan receivables	$82,469	$87,215	$83,207	$81,796	$80,405	$2,064	2.6%
Credit cards	$79,832	$84,606	$79,788	$78,446	$77,251	$2,581	3.3%
Consumer installment loans	$1,390	$1,347	$2,050	$1,983	$1,860	$(470)	(25.3)%
Commercial credit products	$1,203	$1,223	$1,317	$1,328	$1,256	$(53)	(4.2)%
Other	$44	$39	$52	$39	$38	$6	15.8%
Average loan receivables, including held for sale	$84,428	$85,376	$90,556	$88,792	$89,903	$(5,475)	(6.1)%
Period-end active accounts (in thousands)(9)(10)	68,849	75,471	77,094	76,065	74,812	(5,963)	(8.0)%
Average active accounts (in thousands)(9)(10)	72,078	73,734	76,695	75,525	77,132	(5,054)	(6.6)%

LIQUIDITY
Liquid assets
Cash and equivalents	$13,704	$12,147	$11,461	$11,755	$12,963	$741	5.7%
Total liquid assets	$19,225	$17,322	$15,201	$16,665	$17,360	$1,865	10.7%
Undrawn credit facilities
Undrawn credit facilities	$5,600	$6,050	$6,500	$7,050	$6,050	$(450)	(7.4)%
Total liquid assets and undrawn credit facilities	$24,825	$23,372	$21,701	$23,715	$23,410	$1,415	6.0%
Liquid assets % of total assets	19.61%	16.52%	14.35%	15.66%	16.47%		3.14%
Liquid assets including undrawn credit facilities % of total assets	25.32%	22.30%	20.48%	22.29%	22.21%		3.11%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	1Q'20 vs. 1Q'19
Interest income:
Interest and fees on loans	$4,340	$4,492	$4,890	$4,636	$4,687	$(347)	(7.4)%
Interest on cash and debt securities	67	93	91	102	99	(32)	(32.3)%
Total interest income	4,407	4,585	4,981	4,738	4,786	(379)	(7.9)%

Interest expense:
Interest on deposits	356	383	411	397	375	(19)	(5.1)%
Interest on borrowings of consolidated securitization entities	73	80	88	90	100	(27)	(27.0)%
Interest on senior unsecured notes	88	93	93	96	85	3	3.5%
Total interest expense	517	556	592	583	560	(43)	(7.7)%

Net interest income	3,890	4,029	4,389	4,155	4,226	(336)	(8.0)%

Retailer share arrangements	(926)	(1,029)	(1,016)	(859)	(954)	28	(2.9)%
Provision for credit losses	1,677	1,104	1,019	1,198	859	818	95.2%
Net interest income, after retailer share arrangements and provision for credit losses	1,287	1,896	2,354	2,098	2,413	(1,126)	(46.7)%

Other income:
Interchange revenue	161	192	197	194	165	(4)	(2.4)%
Debt cancellation fees	69	64	64	69	68	1	1.5%
Loyalty programs	(158)	(181)	(203)	(192)	(167)	9	(5.4)%
Other	25	29	27	19	26	(1)	(3.8)%
Total other income	97	104	85	90	92	5	5.4%

Other expense:
Employee costs	324	385	359	358	353	(29)	(8.2)%
Professional fees	197	199	205	231	232	(35)	(15.1)%
Marketing and business development	111	152	139	135	123	(12)	(9.8)%
Information processing	123	122	127	123	113	10	8.8%
Other	247	221	234	212	222	25	11.3%
Total other expense	1,002	1,079	1,064	1,059	1,043	(41)	(3.9)%

Earnings before provision for income taxes	382	921	1,375	1,129	1,462	(1,080)	(73.9)%
Provision for income taxes	96	190	319	276	355	(259)	(73.0)%
Net earnings	$286	$731	$1,056	$853	$1,107	$(821)	(74.2)%

Net earnings available to common stockholders	$275	$731	$1,056	$853	$1,107	$(832)	(75.2)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
Assets
Cash and equivalents	$13,704	$12,147	$11,461	$11,755	$12,963	$741	5.7%
Debt securities	6,146	5,911	4,584	6,147	5,506	640	11.6%
Loan receivables:
Unsecuritized loans held for investment	54,765	58,398	56,220	55,178	54,907	(142)	(0.3)%
Restricted loans of consolidated securitization entities	27,704	28,817	26,987	26,618	25,498	2,206	8.7%
Total loan receivables	82,469	87,215	83,207	81,796	80,405	2,064	2.6%
Less: Allowance for credit losses(1)	(9,175)	(5,602)	(5,607)	(5,809)	(5,942)	(3,233)	54.4%
Loan receivables, net	73,294	81,613	77,600	75,987	74,463	(1,169)	(1.6)%
Loan receivables held for sale	5	725	8,182	8,096	8,052	(8,047)	(99.9)%
Goodwill	1,078	1,078	1,078	1,078	1,076	2	0.2%
Intangible assets, net	1,208	1,265	1,177	1,215	1,259	(51)	(4.1)%
Other assets	2,603	2,087	1,861	2,110	2,065	538	26.1%
Total assets	$98,038	$104,826	$105,943	$106,388	$105,384	$(7,346)	(7.0)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$64,302	$64,877	$65,677	$65,382	$63,787	$515	0.8%
Non-interest-bearing deposit accounts	313	277	295	263	273	40	14.7%
Total deposits	64,615	65,154	65,972	65,645	64,060	555	0.9%
Borrowings:
Borrowings of consolidated securitization entities	9,291	10,412	10,912	11,941	12,091	(2,800)	(23.2)%
Senior unsecured notes	7,957	9,454	9,451	9,303	9,800	(1,843)	(18.8)%
Total borrowings	17,248	19,866	20,363	21,244	21,891	(4,643)	(21.2)%
Accrued expenses and other liabilities	4,205	4,718	4,488	4,765	4,724	(519)	(11.0)%
Total liabilities	86,068	89,738	90,823	91,654	90,675	(4,607)	(5.1)%
Equity:
Preferred stock	734	734	—	—	—	734	NM
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,523	9,537	9,520	9,500	9,489	34	0.4%
Retained earnings	9,960	12,117	11,533	10,627	9,939	21	0.2%
Accumulated other comprehensive income:	(49)	(58)	(44)	(43)	(56)	7	(12.5)%
Treasury stock	(8,199)	(7,243)	(5,890)	(5,351)	(4,664)	(3,535)	75.8%
Total equity	11,970	15,088	15,120	14,734	14,709	(2,739)	(18.6)%
Total liabilities and equity	$98,038	$104,826	$105,943	$106,388	$105,384	$(7,346)	(7.0)%

(1) Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments-Credit Losses ("CECL") that measures the allowance for credit losses based on management’s best estimate of expected credit losses for the life of our loan receivables. Prior periods presented reflect measurement of the allowance based on management’s estimate of probable incurred credit losses in accordance with the previous accounting guidance effective for those periods.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2020			Dec 31, 2019			Sep 30, 2019			Jun 30, 2019			Mar 31, 2019
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,902	$42	1.31%	$16,269	$68	1.66%	$10,947	$59	2.14%	$10,989	$66	2.41%	$11,033	$65	2.39%
Securities available for sale	5,954	25	1.69%	4,828	25	2.05%	5,389	32	2.36%	6,010	36	2.40%	5,640	34	2.44%

Loan receivables, including held for sale:
Credit cards	81,716	4,272	21.03%	81,960	4,409	21.34%	87,156	4,807	21.88%	85,488	4,557	21.38%	86,768	4,611	21.55%
Consumer installment loans	1,432	35	9.83%	2,058	48	9.25%	2,022	48	9.42%	1,924	44	9.17%	1,844	42	9.24%
Commercial credit products	1,243	33	10.68%	1,311	34	10.29%	1,329	35	10.45%	1,330	34	10.25%	1,252	34	11.01%
Other	37	—	—%	47	1	NM	49	—	—%	50	1	NM	39	—	—%
Total loan receivables, including held for sale	84,428	4,340	20.67%	85,376	4,492	20.87%	90,556	4,890	21.42%	88,792	4,636	20.94%	89,903	4,687	21.14%
Total interest-earning assets	103,284	4,407	17.16%	106,473	4,585	17.08%	106,892	4,981	18.49%	105,791	4,738	17.96%	106,576	4,786	18.21%

Non-interest-earning assets:
Cash and due from banks	1,450			1,326			1,374			1,271			1,335
Allowance for credit losses	(8,708)			(5,593)			(5,773)			(5,911)			(6,341)
Other assets	4,696			3,872			3,920			3,752			3,729
Total non-interest-earning assets	(2,562)			(395)			(479)			(888)			(1,277)

Total assets	$100,722			$106,078			$106,413			$104,903			$105,299

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,366	$356	2.22%	$65,380	$383	2.32%	$65,615	$411	2.49%	$64,226	$397	2.48%	$63,776	$375	2.38%
Borrowings of consolidated securitization entities	9,986	73	2.94%	10,831	80	2.93%	11,770	88	2.97%	11,785	90	3.06%	13,407	100	3.02%
Senior unsecured notes	8,807	88	4.02%	9,452	93	3.90%	9,347	93	3.95%	9,543	96	4.03%	8,892	85	3.88%

Total interest-bearing liabilities	83,159	517	2.50%	85,663	556	2.58%	86,732	592	2.71%	85,554	583	2.73%	86,075	560	2.64%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	299			281			283			271			286
Other liabilities	4,672			4,906			4,570			4,260			4,148
Total non-interest-bearing liabilities	4,971			5,187			4,853			4,531			4,434

Total liabilities	88,130			90,850			91,585			90,085			90,509

Equity
Total equity	12,592			15,228			14,828			14,818			14,790

Total liabilities and equity	$100,722			$106,078			$106,413			$104,903			$105,299
Net interest income		$3,890			$4,029			$4,389			$4,155			$4,226

Interest rate spread(1)			14.66%			14.50%			15.78%			15.23%			15.57%
Net interest margin(2)			15.15%			15.01%			16.29%			15.75%			16.08%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
BALANCE SHEET STATISTICS
Total common equity	$11,236	$14,354	$15,120	$14,734	$14,709	$(3,473)	(23.6)%
Total common equity as a % of total assets	11.46%	13.69%	14.27%	13.85%	13.96%		(2.50)%

Tangible assets	$95,752	$102,483	$103,688	$104,095	$103,049	$(7,297)	(7.1)%
Tangible common equity(1)	$8,950	$12,011	$12,865	$12,441	$12,374	$(3,424)	(27.7)%
Tangible common equity as a % of tangible assets(1)	9.35%	11.72%	12.41%	11.95%	12.01%		(2.66)%
Tangible common equity per share(1)	$15.35	$19.50	$19.68	$18.60	$17.96	$(2.61)	(14.5)%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition	Basel III
Total risk-based capital ratio(4)	16.5%	16.3%	15.8%	15.6%	15.8%
Tier 1 risk-based capital ratio(5)	15.2%	15.0%	14.5%	14.3%	14.5%
Tier 1 leverage ratio(6)	12.3%	12.6%	12.6%	12.4%	12.3%
Common equity Tier 1 capital ratio	14.3%	14.1%	14.5%	14.3%	14.5%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital ratios at March 31, 2020 are preliminary and therefore subject to change.
(3) Capital ratios at March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	1Q'20 vs. 1Q'19
RETAIL CARD
Purchase volume(1)(2)	$24,008	$30,968	$29,282	$29,530	$24,660	$(652)	(2.6)%
Period-end loan receivables	$52,390	$56,387	$52,697	$52,307	$51,572	$818	1.6%
Average loan receivables, including held for sale	$53,820	$54,505	$60,660	$59,861	$60,964	$(7,144)	(11.7)%
Average active accounts (in thousands)(2)(3)	53,018	54,662	58,082	57,212	58,632	(5,614)	(9.6)%

Interest and fees on loans	$3,037	$3,143	$3,570	$3,390	$3,454	$(417)	(12.1)%
Other income	$59	$77	$65	$59	$76	$(17)	(22.4)%
Retailer share arrangements	$(904)	$(988)	$(998)	$(836)	$(940)	$36	(3.8)%

PAYMENT SOLUTIONS
Purchase volume(1)(2)	$5,375	$6,402	$6,281	$5,948	$5,249	$126	2.4%
Period-end loan receivables	$19,973	$20,528	$20,478	$19,766	$19,379	$594	3.1%
Average loan receivables, including held for sale	$20,344	$20,701	$20,051	$19,409	$19,497	$847	4.3%
Average active accounts (in thousands)(2)(3)	12,681	12,713	12,384	12,227	12,406	275	2.2%

Interest and fees on loans	$706	$737	$721	$685	$686	$20	2.9%
Other income	$13	$4	$(1)	$11	$1	$12	NM
Retailer share arrangements	$(18)	$(37)	$(15)	$(21)	$(12)	$(6)	50.0%

CARECREDIT
Purchase volume(1)	$2,659	$2,842	$2,832	$2,813	$2,604	$55	2.1%
Period-end loan receivables	$10,106	$10,300	$10,032	$9,723	$9,454	$652	6.9%
Average loan receivables, including held for sale	$10,264	$10,170	$9,845	$9,522	$9,442	$822	8.7%
Average active accounts (in thousands)(3)	6,379	6,359	6,229	6,086	6,094	285	4.7%

Interest and fees on loans	$597	$612	$599	$561	$547	$50	9.1%
Other income	$25	$23	$21	$20	$15	$10	66.7%
Retailer share arrangements	$(4)	$(4)	$(3)	$(2)	$(2)	$(2)	100.0%

TOTAL SYF
Purchase volume(1)(2)	$32,042	$40,212	$38,395	$38,291	$32,513	$(471)	(1.4)%
Period-end loan receivables	$82,469	$87,215	$83,207	$81,796	$80,405	$2,064	2.6%
Average loan receivables, including held for sale	$84,428	$85,376	$90,556	$88,792	$89,903	$(5,475)	(6.1)%
Average active accounts (in thousands)(2)(3)	72,078	73,734	76,695	75,525	77,132	(5,054)	(6.6)%

Interest and fees on loans	$4,340	$4,492	$4,890	$4,636	$4,687	$(347)	(7.4)%
Other income	$97	$104	$85	$90	$92	$5	5.4%
Retailer share arrangements	$(926)	$(1,029)	$(1,016)	$(859)	$(954)	$28	(2.9)%
(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$11,970	$15,088	$15,120	$14,734	$14,709
Less: Preferred stock	(734)	(734)	—	—	—
Less: Goodwill	(1,078)	(1,078)	(1,078)	(1,078)	(1,076)
Less: Intangible assets, net	(1,208)	(1,265)	(1,177)	(1,215)	(1,259)
Tangible common equity	$8,950	$12,011	$12,865	$12,441	$12,374
Add: CECL transition amount	2,417	—	—	—	—

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	304	319	290	283	287
Common equity Tier 1	$11,671	$12,330	$13,155	$12,724	$12,661
Preferred stock	734	734	—	—	—
Tier 1 capital	$12,405	$13,064	$13,155	$12,724	$12,661

Add: Allowance for credit losses includible in risk-based capital	1,082	1,147	1,190	1,169	1,152
Total Risk-based capital	$13,487	$14,211	$14,345	$13,893	$13,813

ASSET MEASURES(2)
Total average assets	$100,722	$106,078	$106,413	$104,903	$105,299
Adjustments for:
Add: CECL transition amount	2,417	—	—	—	—
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,010)	(2,059)	(1,975)	(2,003)	(2,039)
Total assets for leverage purposes	$101,129	$104,019	$104,438	$102,900	$103,260

Risk-weighted assets	$81,639	$87,302	$90,772	$88,890	$87,331

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,405	$13,064	$13,155	$12,724	$12,661
Less: CECL transition adjustment	(2,417)	—	—	—	—
Tier 1 capital (CECL fully phased-in)	$9,988	$13,064	$13,155	$12,724	$12,661
Add: Allowance for credit losses	9,175	5,602	5,607	5,809	5,942
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$19,163	$18,666	$18,762	$18,533	$18,603

Risk-weighted assets	$81,639	$87,302	$90,772	$88,890	$87,331
Less: CECL transition adjustment	(2,204)	—	—	—	—
Risk-weighted assets (CECL fully phased-in)	$79,435	$87,302	$90,772	$88,890	$87,331

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$19.27	$23.31	$23.13	$22.03	$21.35
Less: Goodwill	(1.85)	(1.75)	(1.65)	(1.61)	(1.56)
Less: Intangible assets, net	(2.07)	(2.06)	(1.80)	(1.82)	(1.83)
Tangible common equity per share	$15.35	$19.50	$19.68	$18.60	$17.96

(1) Regulatory measures at March 31, 2020 are presented on an estimated basis.
(2) Capital ratios at March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
ALLOWANCE FOR LOAN LOSSES (1)
Allowance for credit losses	$9,175	N/A	N/A	N/A	N/A
Less: Impact from CECL(2)	(3,122)	—	—	—	—
Allowance for loan losses(1)	$6,053	$5,602	$5,607	$5,809	$5,942

ALLOWANCE FOR LOAN LOSSES AS A % OF PERIOD-END LOAN RECEIVABLES
Allowance for credit losses as a % of period-end loan receivables	11.13%	N/A	N/A	N/A	N/A
Less: Impact from CECL(2)	(3.79)%	—%	—%	—%	—%
Allowance for loan losses as a % of period-end loan receivables	7.34%	6.42%	6.74%	7.10%	7.39%

CORE PURCHASE VOLUME
Purchase Volume	$32,042	$40,212	$38,395	$38,291	$32,513
Less: Walmart and Yamaha Purchase volume	—	(267)	(2,381)	(2,512)	(2,151)
Core Purchase volume	$32,042	$39,945	$36,014	$35,779	$30,362

CORE LOAN RECEIVABLES
Loan receivables	$82,469	$87,215	$83,207	$81,796	$80,405
Less: Walmart and Yamaha Loan receivables	—	(3)	(872)	(1,188)	(1,420)
Core Loan receivables	$82,469	$87,212	$82,335	$80,608	$78,985

Retail Card Loan receivables	$52,390	$56,387	$52,697	$52,307	$51,572
Less: Walmart Loan receivables	—	—	(112)	(431)	(692)
Core Loan receivables	$52,390	$56,387	$52,585	$51,876	$50,880

Payment Solutions Loan receivables	$19,973	$20,528	$20,478	$19,766	$19,379
Less: Yamaha Loan receivables	—	(3)	(760)	(757)	(728)
Core Loan receivables	$19,973	$20,525	$19,718	$19,009	$18,651

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts (in thousands)	72,078	73,734	76,695	75,525	77,132
Less: Walmart and Yamaha average Active accounts (in thousands)	—	(1,777)	(7,001)	(7,215)	(7,618)
Core Average active accounts (in thousands)	72,078	71,957	69,694	68,310	69,514

CORE INTEREST AND FEES ON LOANS
Interest and fees on loans	$4,340	$4,492	$4,890	$4,636	$4,687
Less: Walmart and Yamaha Interest and fees on loans	—	(69)	(531)	(520)	(549)
Core Interest and fees on loans	$4,340	$4,423	$4,359	$4,116	$4,138

(1) Beginning in 1Q'20, allowance for loan losses is calculated based upon accounting standards no longer effective, and as such is a Non-GAAP measure.
(2) Impact from CECL reflects the additional allowance for credit losses recorded in accordance with ASC 2016-13, as compared to the allowance for credit losses required had the prior accounting guidance been applied.